Exhibit 10.3(d)

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

                      LEONARD W. SUROFF AND IPORUSSIA, INC.

         AMENDMENT NO. 3 dated as of July 1, 2003, to EMPLOYMENT AGREEMENT ("Agreement") dated as of April 1, 2002, by and between IPORUSSIA, INC., a Delaware corporation, having a place of business at 12 Tompkins Avenue, Jericho, NY 11753 (hereinafter designated and referred to as "Company"), and Leonard W. Suroff (hereinafter designated and referred to as "Employee").

         WHEREAS, the Company and Employee desire to amend the Agreement.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

         1. AMENDMENT. Section 2 of the Agreement is restated in its entirety to read as follows:

                2. EFFECTIVE DATE: The EFFECTIVE date (the "Effective Date") of this Agreement shall commence two weeks after the Company obtains funding in the amount of at least Two Hundred and Fifty Thousand Dollars (USD$250,000). If the Effective Date does not commence before November 15, 2003 either party may terminate this Agreement on ten (10) days written notice, unless mutually extended.

         2. MISCELLANEOUS. All terms used, but not defined, herein shall have the respective meanings set forth in the Agreement. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

                                            IPORUSSIA, INC.

                                            By:   /s/ Vladimir F. Kuznetsov
                                                 -------------------------------
                                                   Vladimir F. Kuznetsov
                                                   President and Chief
                                                   Executive Officer


                                                  /s/ Leonard W. Suroff
                                                 -------------------------------
                                                      Leonard W. Suroff
                                                      Employee

Employment agreement Suroff 2       Page 1 of 1